UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2021

STAR EQUITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35947	33-0145723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101, Old Greenwich, CT		06870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 489-9500

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Equity Holdings, Inc. (the “Company”) was held pursuant to notice on October 21, 2021, at the Company’s offices at 53 Forest Avenue, Suite 101, Old Greenwich, CT 06870. The total number of shares of Common Stock voted in person or by proxy at the Annual Meeting was 4,509,247, representing approximately 88.26% of the 5,108,978 shares outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 22, 2021, and are incorporated herein by reference.

Proposal 1 - The election of five directors, to serve until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

Director Nominee	Votes For	Votes Withheld
Jeffrey E. Eberwein	2,735,364	9,679
Michael A. Cunnion	2,733,689	11,354
John W. Sayward	2,732,513	12,530
Mitchell I. Quain	2,730,850	14,193
John W. Gildea	2,735,264	9,779

Proposal 2 - The ratification of the appointment of BDO USA, LLP as the independent auditors for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
4,460,839	45,957	2,451

Proposal 3 - The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
2,649,601	91,692	3,750

Proposal 4 – Ratification and approval of the Star Equity Holdings, Inc. Amended Tax Benefit Preservation Plan (a stockholder rights plan) designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code.

Votes For	Votes Against	Abstentions
2,731,632	9,906	3,505

Proposal 5 – Approval of a protective amendment to the Company’s Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Amendment”).

Votes For	Votes Against	Abstentions
2,737,089	5,169	2,785

For Proposals 1, 3, 4 and 5, broker non-votes amounted to 1,764,204.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC.

Date: October 25, 2021	By:	/s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein Title: Executive Chairman